SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 14, 2007
(Date of earliest event reported)

FIRST HORIZON ASSET SECURITIES INC.
(Exact name of Registrant as specified in its charter)

Delaware	333-137018	75-2808384
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

4000 Horizon Way	75063
Irving, Texas (Address of Principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 441-4000

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The financial statements of Financial Security Assurance Inc. (“FSA”) as of December 31, 2006 and 2005, and for each of the years in the three-year period ended December 31, 2006, are included in this Form 8-K. The financial statements as of December 31, 2006 and 2005 and for each of the years in the three-year period ended December 31, 2006 have been audited by PricewaterhouseCoopers LLP. The consent of PricewaterhouseCoopers LLP to the inclusion of their audit report on such financial statements in this Form 8-K and to their being referred to as “Experts” in the Preliminary Prospectus Supplement relating to the First Horizon ABS Trust 2007-HE1, is attached hereto as Exhibit 23.1. The financial statements of FSA as of December 31, 2006 and 2005 and for each of the years in the three-year period ended December 31, 2006 are incorporated by reference to Exhibit 99.1 of FSA’s Form 10-K filed on April 2, 2007.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1
Financial statements of FSA as of December 31, 2006 and 2005, and for each of the years in the three-year period ended December 31, 2006 (incorporated by reference to Exhibit 99.1 of FSA’s Form 10-K filed on April 2, 2007)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON ASSET SECURITIES INC.

June 14, 2007	By:	/s/ Alfred Chang
Alfred Chang
Vice President